UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

February 25, 2013

TransUnion Holding Company, Inc.

TransUnion Corp.

(Exact name of registrant as specified in its charter)

Delaware Delaware	333-182948 333-172549	61-1678417 74-3135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 West Adams Street

Chicago, IL 60661

(312) 985-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 2.02	Results of Operations

On February 25, 2013, TransUnion Holding Company, Inc. and TransUnion Corp. (together, the “Companies”) issued a press release announcing their combined results for the quarter and year ended December 31, 2012. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Companies under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release of TransUnion Holding Company, Inc. and TransUnion Corp., dated February 25, 2013, announcing results for the quarter and year ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION HOLDING COMPANY, INC.
TRANSUNION CORP.
Date: February 25, 2013
	By:	/s/ Samuel A. Hamood
	Name:	Samuel A. Hamood
	Title:	Chief Financial Officer

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